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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): AUGUST 7, 2001
                                                          --------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)






              DELAWARE                                          1-12297                               22-3086739
              --------                                          -------                               ----------
  (State or Other Jurisdiction of Incorporation)         (Commission File Number)          (IRS Employer Identification Number)



          13400 OUTER DRIVE WEST                                                                      48239
          ----------------------                                                                      -----
               DETROIT, MI                                                                     (Including Zip Code)
               -----------
  (Address of Principal Executive Offices)






                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated August 7, 2001.


ITEM 9.  REGULATION FD DISCLOSURE

On August 7, 2001, United Auto Group, Inc. issued a press release announcing that Penske Corporation purchased 1,843,656 shares of UnitedAuto common stock from an affiliate of Apollo Advisors L.P. ("Apollo"). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     August 7, 2001                   UNITED AUTO GROUP, INC.


                                            By: /s/ Robert H. Kurnick, Jr.
                                                -------------------------------
                                                    ROBERT H. KURNICK, JR.
                                            Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


  EXHIBIT                    DESCRIPTION OF EXHIBIT             SEQUENTIAL PAGE
  NUMBER                                                            NUMBER

 EXHIBIT 99.1                 Press Release of United
                              Auto Group, Inc., dated
                              August 7, 2001




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                                                                    EXHIBIT 99.1

                                                                   PRESS RELEASE


[UNITEDAUTO LOGO]

                      [UNITED AUTO GROUP, INC. LETTERHEAD]




FOR IMMEDIATE RELEASE

                PENSKE CORPORATION INCREASES STAKE IN UNITEDAUTO

DETROIT, MI, August 7, 2001 - United Auto Group, Inc. (NYSE: UAG), a FORTUNE 500 automotive specialty retailer, announced today that Penske Corporation purchased 1,843,656 shares of UnitedAuto common stock from an affiliate of Apollo Advisors L.P. ("Apollo"). Penske Corporation, along with Penske Capital Partners and its affiliates, now holds 64.7% of the Company's common stock on a fully diluted basis.

President Sam Difeo stated, "The Penske Corporation acquisition of these shares reflects their continued strong commitment to UnitedAuto. I believe that UnitedAuto is an outstanding investment opportunity as the Company is ideally positioned for continued growth in revenues and earnings."

UnitedAuto, which has pursued a strategy based on internal growth from its existing dealerships, as well as from strategic acquisitions, operates 123 franchises in 19 states, Puerto Rico and Brazil. UnitedAuto dealerships sell new and used vehicles, and market a complete line of after-market automotive products and services.

Statements in this press release may include forward-looking statements. These forward-looking statements should be evaluated together with additional information about UnitedAuto's business, markets, conditions and other uncertainties which are contained in UnitedAuto's filings with the Securities and Exchange Commission and which are incorporated into this press release by reference.